Exhibit 99.3

VINCE HOLDING CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

References to “VHC”, the “Company”, “we”, “us”, and “our” mean Vince Holding Corp. and its consolidated subsidiaries, unless the context otherwise requires.

As reported on our current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 5, 2019, on November 4, 2019, Vince, LLC (“Vince”) an indirectly wholly owned subsidiary of the Company, entered into an Equity Purchase Agreement with Contemporary Lifestyle Group, LLC (“CLG”), providing for the acquisition (the “Acquisition”) by Vince of 100% of the equity interests of Rebecca Taylor, Inc. and Parker Holding, LLC (collectively, the “Acquired Businesses” or “RTP”) from CLG.  The Acquisition was consummated effective at 12:01 a.m. on November 3, 2019.

The aggregate purchase price for the Acquisition was $19.7 million, which amount was used to satisfy all outstanding obligations under the credit facility of the Acquired Businesses and for the payment of certain compensation expenses. The purchase price was paid in cash and funded under Vince’s existing revolving credit facility which was upsized simultaneously with the Acquisition.

CLG is owned by affiliates of Sun Capital Partners, Inc. (collectively, the “Sun Capital”).  Sun Capital beneficially owns approximately 73% of the Company’s common stock.  The Acquisition was reviewed and approved by the Special Committee of the Company’s Board of Directors, consisting solely of directors not affiliated with Sun Capital, who was represented by independent financial and legal advisors.

The following unaudited pro forma condensed combined financial statements, which are referred to as the unaudited pro forma financial information, has been derived from, and should be read in conjunction with, the unaudited condensed consolidated financial statements of VHC as of November 2, 2019 and for each of the nine months periods ended November 2, 2019 and November 3, 2018 included in VHC’s Quarterly Reports on Form 10-Q filed with the SEC for the respective periods; the unaudited condensed consolidated financial statements of CLG and Subsidiaries as of November 2, 2019 and for each of the nine month periods ended November 2, 2019 and November 3, 2018 included in exhibit 99.2 to VHC’s current report on Form 8-K/A filed with the SEC on January 13, 2020; the audited consolidated financial statements of VHC for the fiscal years ended February 2, 2019 and February 3, 2018 included in VHC’s Annual Reports on Form 10-K for the respective periods; and the audited consolidated financial statements of CLG and Subsidiaries for the fiscal year ended February 2, 2019 included in exhibit 99.1 to VHC’s current report on Form 8-K/A filed with the SEC on January 13, 2020. The financial statements of CLG and Subsidiaries represent the entirety of the financial position and results of operations of the Acquired Businesses as the operating assets of CLG consisted solely of the Acquired Businesses.

The unaudited pro forma financial information has been prepared to assist in the analysis of financial effects of the Acquisition. In accordance with the guidance under Accounting Standards Codification Topic 805: “Business Combinations”, the Acquisition is accounted for as a reorganization of entities under common control. The assets and liabilities of RTP transferred between the entities under common control were recorded by VHC based on RTP’s historical cost basis. The unaudited pro forma condensed combined balance sheet as of November 2, 2019, combines the historical condensed balance sheets of VHC and RTP, giving effect to the Acquisition and the related financing, as if they had been completed on November 2, 2019. The unaudited pro forma condensed combined statement of operations for the nine months ended November 2, 2019 and November 3, 2018, combines the historical condensed statements of operations of VHC and RTP, giving effect to the Acquisition and the related financing, as if they had been completed on January 29, 2017, the beginning of the earliest period presented. The unaudited pro forma condensed combined statements of operations for the years ended February 2, 2019 and February 3, 2018, combines the historical condensed statement of operations of VHC and RTP, giving effect to the Acquisition and the related financing as if they had been completed on January 29, 2017, the beginning of the earliest period presented.

Assumptions and estimates underlying the adjustments to the unaudited pro forma financial information, which are referred to as the pro forma adjustments, are described in the accompanying notes. The historical condensed financial statements have been adjusted in the unaudited pro forma financial information to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable, and with respect to the unaudited pro forma statement of operations, expected to have a continuing impact on the combined results of VHC and RTP following the Acquisition. The unaudited pro forma financial information has been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Acquisition occurred on the dates indicated. Further, the unaudited pro forma financial information does not purport to project the future operating results or financial position of the combined company following the Acquisition.

The unaudited pro forma financial information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected cost savings (or associated costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the Acquisition and, accordingly, do not attempt to predict or suggest future results.

INDEX TO THE PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

Pro Forma Condensed Combined Balance Sheet as of November 2, 2019	2
Pro Forma Condensed Combined Statement of Operations for the Nine months ended November 2, 2019	3
Pro Forma Condensed Combined Statement of Operations for the Nine months ended November 3, 2018	4
Pro Forma Condensed Combined Statement of Operations for the Year Ended February 2, 2019	5
Pro Forma Condensed Combined Statement of Operations for the Year Ended February 3, 2018	6
Notes to Pro Forma Condensed Combined Consolidated Financial Information	7

VINCE HOLDING CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF NOVEMBER 2, 2019

(In thousands, except share amounts, unaudited)

	Vince Holding	Rebecca Taylor	Pro Forma		Pro Forma
	Corp.	& Parker	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$524	$369	$(672)	(a)	$221
Trade receivables, net	32,246	6,453	—		38,699
Inventories, net	57,749	14,457	—		72,206
Prepaid expenses and other current assets	8,161	2,669	—		10,830
Total current assets	98,680	23,948	(672)		121,956
Property and equipment, net	22,905	3,214	—		26,119
Operating lease right-of-use assets, net	82,655	—	12,389	(e)	95,044
Intangible assets, net	76,052	5,645	—		81,697
Goodwill	41,435	—	—		41,435
Deferred income taxes	203	—	—		203
Other assets	2,992	410	—		3,402
Total assets	$324,922	$33,217	$11,717		$369,856

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable	$29,057	$6,009	$—		$35,066
Accrued salaries and employee benefits	6,906	526	—		7,432
Other accrued expenses	10,900	3,320	(715)	(a), (b)	13,505
Short-term lease liabilities	16,716	—	3,478	(e)	20,194
Current portion of long-term debt	2,750	19,099	(19,099)	(b)	2,750
Total current liabilities	66,329	28,954	(16,336)		78,947
Long-term debt	43,469	—	19,730	(c)	63,199
Deferred tax liabilities	—	242	(242)	(i)	—
Deferred rent	—	2,246	(2,246)	(e)	—
Long-term lease liabilities	80,157	—	11,157	(e)	91,314
Other liabilities	58,273	170	—		58,443

Commitments and contingencies

Stockholders' equity:
Common stock at $0.01 par value (100,000,000 shares authorized, 11,679,923 shares issued and outstanding at November 2, 2019)	117	—	—		117
Additional paid-in capital	1,115,884	20,706	—		1,136,590
Accumulated deficit	(1,039,253)	(19,028)	(346)	(a), (c), (i)	(1,058,627)
Accumulated other comprehensive loss	(54)	(73)	—		(127)
Total stockholders' equity	76,694	1,605	(346)		77,953
Total liabilities and stockholders' equity	$324,922	$33,217	$11,717		$369,856

See accompanying notes to Pro Forma Condensed Combined Financial Information.

VINCE HOLDING CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED NOVEMBER 2, 2019

(In thousands, except per share data and share amounts, unaudited)

	Vince Holding	Rebecca Taylor	Pro Forma		Pro Forma
	Corp.	& Parker	Adjustments		Combined
Net sales	$212,877	$57,880	$—		$270,757
Cost of products sold	106,353	31,683	—		138,036
Gross profit	106,524	26,197	—		132,721
Impairment of goodwill, intangible and long-lived assets	—	20,354	—		20,354
Selling, general and administrative expenses	101,253	28,208	(718)	(d)	128,743
Income (loss) from operations	5,271	(22,365)	718		(16,376)
Interest expense, net	3,075	831	(337)	(f)	3,569
Other expense (income), net	108	—	—		108
Income (loss) before income taxes	2,088	(23,196)	1,055		(20,053)
Provision (benefit) for income taxes	106	(821)	882	(i)	167
Net income (loss)	$1,982	$(22,375)	$173		$(20,220)
Earnings (loss) per share:
Basic earnings (loss) per share	$0.17				$(1.73)
Diluted earnings (loss) per share	$0.17				$(1.73)
Weighted average shares outstanding:
Basic	11,660,710				11,660,710
Diluted	11,885,004				11,885,004

See accompanying notes to Pro Forma Condensed Combined Financial Information.

VINCE HOLDING CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED NOVEMBER 3, 2018

(In thousands, except per share data and share amounts, unaudited)

	Vince Holding	Rebecca Taylor	Pro Forma		Pro Forma
	Corp.	& Parker	Adjustments		Combined
Net sales	$201,168	$63,610	$—		$264,778
Cost of products sold	107,096	32,479	—		139,575
Gross profit	94,072	31,131	—		125,203
Selling, general and administrative expenses	91,893	29,737	—		121,630
Income (loss) from operations	2,179	1,394	—		3,573
Interest expense, net	4,740	807	(313)	(f)	5,234
Other expense (income), net	87	—	—		87
Income (loss) before income taxes	(2,648)	587	313		(1,748)
Provision (benefit) for income taxes	46	197	117	(i)	360
Net income (loss)	$(2,694)	$390	$196		$(2,108)
Earnings (loss) per share:
Basic earnings (loss) per share	$(0.23)				$(0.18)
Diluted earnings (loss) per share	$(0.23)				$(0.18)
Weighted average shares outstanding:
Basic	11,619,059				11,619,059
Diluted	11,619,059				11,619,059

See accompanying notes to Pro Forma Condensed Combined Financial Information.

VINCE HOLDING CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 2, 2019

(In thousands, except per share data and share amounts, unaudited)

	Vince Holding	Rebecca Taylor	Pro Forma		Pro Forma
	Corp.	& Parker	Adjustments		Combined
Net sales	$278,951	$84,509	$—		$363,460
Cost of products sold	148,226	44,021	—		192,247
Gross profit	130,725	40,488	—		171,213
Selling, general and administrative expenses	126,586	39,270	—		165,856
Income (loss) from operations	4,139	1,218	—		5,357
Interest expense, net	5,882	1,040	(382)	(f)	6,540
Other expense (income), net	225	—	—		225
Income (loss) before income taxes	(1,968)	178	382		(1,408)
Provision (benefit) for income taxes	54	102	94	(i)	250
Net income (loss)	$(2,022)	$76	$288		$(1,658)
Earnings (loss) per share:
Basic earnings (loss) per share	$(0.17)				$(0.14)
Diluted earnings (loss) per share	$(0.17)				$(0.14)
Weighted average shares outstanding:
Basic	11,619,828				11,619,828
Diluted	11,619,828				11,619,828

See accompanying notes to Pro Forma Condensed Combined Financial Information.

VINCE HOLDING CORP. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 3, 2018

(In thousands, except per share data and share amounts, unaudited)

	Vince Holding	Rebecca Taylor	Pro Forma		Pro Forma
	Corp.	& Parker	Adjustments		Combined
Net sales	$272,582	$82,176	$—		$354,758
Cost of products sold	150,793	43,168	(493)	(h)	193,468
Gross profit	121,789	39,008	493		161,290
Impairment of indefinite-lived intangible asset	—	289	—		289
Selling, general and administrative expenses	140,106	41,333	—		181,439
(Loss) income from operations	(18,317)	(2,614)	493		(20,438)
Interest expense, net	5,540	754	(83)	(f)	6,211
Other (income) expense, net	(81,882)	(895)	493	(h)	(82,284)
Income (loss) before income taxes	58,025	(2,473)	83		55,635
(Benefit) provision for income taxes	(572)	(267)	(845)	(g), (i)	(1,684)
Net income (loss) from continuing operations	58,597	(2,206)	928		57,319
Net loss from discontinued operations	—	(427)	—		(427)
Net income (loss)	$58,597	$(2,633)	$928		$56,892
Earnings (loss) per share:
Basic earnings (loss) per share	$7.70				$7.48
Diluted earnings (loss) per share	$7.70				$7.48
Weighted average shares outstanding:
Basic	7,605,822				7,605,822
Diluted	7,608,427				7,608,427

See accompanying notes to Pro Forma Condensed Combined Financial Information.

VINCE HOLDING CORP. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except per share data and share amounts, unaudited)

Note 1. Basis of Pro Forma Presentation

On November 4, 2019, Vince, LLC (“Vince”) an indirectly wholly owned subsidiary of the Company, entered into an Equity Purchase Agreement with Contemporary Lifestyle Group, LLC (“CLG”), providing for the acquisition (the “Acquisition”) by Vince, LLC of 100% of the equity interests of Rebecca Taylor, Inc. and Parker Holding, LLC (collectively, the “Acquired Businesses” or “RTP”) from CLG.  The Acquisition was consummated effective at 12:01 a.m. on November 3, 2019.

The aggregate purchase price for the Acquisition was $19.7 million, which amount was used to satisfy all outstanding obligations under the credit facility of the Acquired Businesses and for the payment of certain compensation expenses. The purchase price was paid in cash and funded under Vince’s existing revolving credit facility which was upsized simultaneously with the Acquisition.

CLG is owned by affiliates of Sun Capital Partners, Inc. (collectively, “Sun Capital”).  Sun Capital beneficially owns approximately 73% of the Company’s common stock.  The Acquisition was reviewed and approved by the Special Committee of the Company’s Board of Directors, consisting solely of directors not affiliated with Sun Capital, who was represented by independent financial and legal advisors.

In accordance with the guidance under Accounting Standards Codification Topic 805: “Business Combinations”, the Acquisition is accounted for as a reorganization of entities under common control. The assets and liabilities of RTP transferred between the entities under common control were recorded by VHC based on RTP’s historical cost basis.

Assumptions and estimates underlying the adjustments to the unaudited pro forma financial information, which are referred to as the pro forma adjustments, are described in the accompanying notes. The historical condensed financial statements have been adjusted in the unaudited pro forma financial information to give effect to pro forma events that are directly attributable to the Acquisition, factually supportable, and with respect to the unaudited pro forma statement of operations, expected to have a continuing impact on the combined results of VHC and RTP following the Acquisition. The unaudited pro forma financial information has been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Acquisition occurred on the dates indicated. Further, the unaudited pro forma financial information does not purport to project the future operating results or financial position of the combined company following the Acquisition.

The unaudited pro forma financial information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected cost savings (or associated costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the Acquisition and, accordingly, do not attempt to predict or suggest future results.

Note 2. Pro Forma Adjustments

The unaudited pro forma financial information reflects the following adjustments:

(a)	To reflect the payment of $672 of transaction expenses funded at the closing of the acquisition, $623 of which were previously accrued.
(b)	To satisfy the RTP debt of $19,099, funded at closing. Corresponding accrued interest of $92 was also funded at closing.
(c)

Adjustment to reflect borrowings under Vince’s existing revolving credit facility of $19,730 used to satisfy the RTP debt related obligations and $538 of transaction related compensation expenses which were recorded at the time of acquisition.

(d)	To adjust the transaction expenses incurred by Vince of $718.
(e)

Adoption of Accounting Standard Codification (“ASC”) Topic 842: "Leases" for RTP which resulted in elimination of deferred rent of $2,246, the recognition of ROU assets of $12,389 and corresponding short-term and long-term lease liabilities of $3,478 and $11,157 respectively.
(f)

The table below represents the adjustment to reflect the interest expense on the $19,730 of borrowings under Vince’s existing revolving credit facility to fund the acquisition which bears interest rate of 3.3% for all periods presented as if the acquisition had occurred on January 29, 2017 and to eliminate the interest expense on the RTP debt.

	Nine months ended	Nine months ended	Fiscal Year Ended	Fiscal Year Ended
	November 2, 2019	November 3, 2018	February 2, 2019	February 3, 2018
Interest expense on Vince's debt	$494	$494	$658	$671
Less: Elimination of interest expense on the RTP debt	(831)	(807)	(1,040)	(754)
Net Pro Forma Adjustments	$(337)	$(313)	$(382)	$(83)

(g)	To record an income tax benefit to reflect a change in the valuation allowance due to the effect of combining VHC and RTP.
(h)	To eliminate $493 of intercompany profit recognized related to a sourcing arrangement between Rebecca Taylor, Inc. and Vince.

(i)	To adjust RTP’s deferred tax benefit recorded on a stand-alone basis as the combined company has a full valuation allowance and no net indefinite-lived deferred tax liabilities.